UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

————————————————
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2010

BEACON FEDERAL BANCORP, INC.
(Exact name of Registrant as specified in its charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-33713 (Commission File Number)	26-0706826 (I.R.S. Employer Identification No.)

6611 Manlius Center Road, East Syracuse, NY 13057
 (Address of principal executive offices)

(315) 433-0111
Registrant's telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                       Other Events.

On April 29, 2010, the Board of Directors of Beacon Federal Bancorp, Inc. (the “Company”) announced the Company’s fourth stock repurchase program, authorizing the repurchase of up to an additional 326,669 shares, or 5%, of the Company’s outstanding shares of common stock.

A copy of the press release dated April 29, 2010, giving details associated with the repurchase program is attached as Exhibit 99 to this report.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired: None

(b)	Pro Forma Financial Information: None

(c)	Shell company transactions: None

(d)	Exhibits:

Exhibit 99: Press Release dated April 29, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEACON FEDERAL BANCORP, INC.
Date: April 29, 2010
By:	/s/ Darren T. Crossett
Darren T. Crossett
Senior Vice President and
Chief Operating Officer
(Duly Authorized Representative)

EXHIBIT INDEX

Exhibit No.	Description

99	Press release dated April 29, 2010.